DEFINED ASSET FUNDS(SM)



Select Ten Portfolio

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I N T E R N A T I O N A L
S E R I E S  A  W I N T E R
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                                           [A statuesque picture of Kuan-yin,
                                           Chinese Goddess of Mercy.]





1996
Hong Kong
Portfolio















Merrill Lynch





The Hang Seng Index

The Hang Seng Index, published in 1969, is a recognized indicator of Hong Kong's stock market performance. The Index is an arithmetic index, weighted by market capitalization representing about 70% of the total stocks on the Hong Kong Stock Exchange. The Hang Seng Index includes companies intended to represent four major market sectors: 1) commerce and industry; 2) finance; 3) properties; and 4) utilities. The companies include:

Amoy Properties
Bank of East Asia
Cathay Pacific
Cheung Kong
China Light & Power Co.
Citic Pacific
Great Eagle Holdings
Guangdong Investment
Hang Lung Development
Hang Seng Bank
Henderson Land Development
Hong Kong Aircraft Engineering
Hong Kong Electric
Hong Kong and China Gas
Hong Kong and Shanghai Hotels
Hong Kong Telecommunications
Hopewell Holdings
HSBC Holdings
Hutchison Whampoa
Hysan Development Company
Johnson Electric Holdings
Miramar Hotel & Investment
New World Development
Oriental Press Group
Shangri-La Asia
Shun Tak Holdings
Sino Land Co.
South China Morning Post
Sun Hung Kai Properties
Swire Pacific (A)
Television Broadcasts
Wharf Holdings
Wheelock & Co.


Today's global marketplace offers many opportunities. Defined Asset Funds(SM) Select Ten Portfolio--International Series uses a simple investment strategy to help you take advantage of opportunities in selected countries.

Global Opportunities

Many international equity markets, such as Hong Kong's, offer attractive growth potential, which can help investors diversify their portfolios globally.

Hong Kong's economic growth is reflected in the performance of its stock market indicator, the Hang Seng Index.

A Simple Strategy For Higher Total Return

The Hong Kong Portfolio seeks total return by investing approximately equal values of the ten stocks in the Hang Seng Price Index(*) having the highest dividend yield at the time of the offering (Strategy Stocks). These companies are among the most highly capitalized in Hong Kong.

After one year, the Portfolio will liquidate. You may choose to reinvest your proceeds into the next portfolio of the then-current Strategy Stocks, at a significantly reduced sales charge, or you can take the cash.

Offers U.S. Investment Some Big Advantages

o Semi-annual dividends. This means investors receive two consolidated checks per year, not 20 for the 10 stocks, and payments are in U.S. dollars.

o Low costs. The minimum purchase is about $250. There is a total sales charge of 2 3/4%.

o Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.

o Year-end rollover. The Hong Kong Portfolio matures in one year, at which time you'll have an opportunity to reinvest your Select Ten Portfolio into the next Portfolio. Although each Select Ten Portfolio is a one-year fund, we recommend you stay with the Strategy for a minimum of three to five years.
___________
    (*)The publisher of the Hang Seng Index has not participated in any way in the creation of the Portfolio or in the selection of its stocks nor approved any information included in this brochure.

Defining Your Risks

At Defined Assets Funds, our goal is to give investors the information they need to make informed decisions. The following are important facts to keep in mind when considering this investment for your portfolio. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o The Portfolio should not be considered a complete investment program, and may be considered speculative. It is appropriate for investors able and willing to assume the risks generally associated with equity investments traded in a foreign currency.

o The Portfolio may not be appropriate for investors seeking either preservation of capital or high current income, nor would it be suitable for investors unable or unwilling to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equities.

o There can be no assurance that the Portfolio or Strategy will meet its objective.

o Total returns on Hong Kong stocks fluctuate widely, and the value of your investment will change with the prices of the underlying stocks and currency exchange rates. In addition, there is no guarantee that dividend rates will be maintained or that stock prices or currency exchange rates will not decline.

o Future political changes in Hong Kong could impact market values of Hong Kong stocks in general.

o The Strategy Stocks may have higher yields because they or their industry are experiencing financial difficulty or are out of favor.

Time-Tested Track Record

         Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy since 1978 to see how it had performed. Although past performance is no guarantee of future results, as you can see from the graph below, the results are compelling.

           Suppose you had invested $10,000 in the Strategy in 1978?

[A mountain chart, captioned "Suppose you had invested $10,000 in the Strategy in 1978", compares the cumulative annual performance from 1978 through 12/31/95 of the Stocks (ochre) with the Hang Seng Index (blue). A box in the upper left quadrant indicates the components of the chart. The x axis reflects dollar amounts in $50,000 increments; the y axis reflects years. The initial value of each is $10,000; next to the right margin the ending values are stated as follows: $382,175 Ending 12/31/95 (Strategy); $300,603 Ending 12/31/95 (Index).]

It is important to note that actual performance of the Portfolio will differ from the Strategy Stocks because the Portfolio has sales charges and pays brokerage commissions and expenses. Strategy Stock figures are generally annual figures based on December 31 sales prices, while the Portfolios are established and liquidated at different times during the year. Portfolios normally purchase and sell stocks at prices and currency exchange rates different from the closing price and currency exchange rate used in determining the Portfolio's unit price. The Portfolio is not fully invested at all times and not all stocks may be weighted equally.

The performance of the Strategy is a hypothetical example of how the Hong Kong Portfolio could have performed if its Strategy had been employed since 1978. The chart assumes that all dividends during a year are reinvested at the end of that year. It does not reflect sales charges, commissions, expenses or taxes.

Select Ten Portfolio--International Series A--1996 Hong Kong Portfolio(**)

Name of Issuer                                     Current Dividend Yield(***)

1.  Oriental Press Group                                 6.18%

2.  South China Morning Post (Holdings), Ltd.            6.06

3.  Shun Tak Holdings, Ltd.                              5.70

4.  Henderson Land Development Co., Ltd.                 5.36

5.  Amoy Properties, Ltd.                                5.00

6.  Hang Lung Development Co.                            4.67

7.  Hysan Development Co., Ltd.                          4.47

8.  Hong Kong Telecommunications                         4.33

9.  Hopewell Holdings, Ltd.                              4.02

10. Hong Kong Electric Holdings, Ltd.                    3.97
________________
      (**)Initial date of deposit--January 19, 1996.

      (***)Current dividend yield for each security was calculated by adding the most recent interim and final dividends declared on the security and dividing the result by its market value as of the close of trading on January 19, 1996.

The Portfolio may not necessarily reflect the research opinions or any buy or sell recommendation of any of the Sponsors.



Prior Select Ten Portfolio Performance(****)

The following shows total returns (price changes plus dividends received, divided by the maximum initial offering price, each converted into U.S. dollars) for each completed prior series, and reflects all sales charges and expenses.

Fund                              Term                 Total Return

1993 Spring B              6/21/93  -   7/22/94            20.07%
1993 Autumn C              9/28/93  -  10/28/94             7.93%
1994 Winter A               1/5/94  -    2/3/95           -45.09%
1994 Spring B               5/6/94  -   6/16/95            -9.49%
1994 Autumn C               9/6/94  -  10/13/95           -27.02%


On the same basis, including presently outstanding series, an investor who reinvested all income and principal distributions in the next available series would have received the following results:

                                                            Average Annual
Series                 Term               Total Return       Total Return

Spring B         6/21/93 - 12/31/95           10.99%            4.22%
Autumn C         9/28/93 - 12/31/95          -13.02%           -6.00%
Winter A         1/5/94  - 12/31/95          -30.03%          -16.50%
______________
     (****)This represents past performance, and is no guarantee of future results.

Historical Performance of Strategy Stocks

If the Strategy had been followed in each of the last 18 years, investors would have generally achieved a higher total return than by investing in the entire Hang Seng Index.

The table below illustrates how the Strategy would have performed on a theoretical basis from January 1, 1978 through December 31, 1995.* The returns shown represent past performance of the Hang Seng and Strategy Stocks, and are no guarantee of future results. The figures do not reflect the Portfolio's sales charges, commissions, expenses, or reinvestment of dividends.

Strategy Illustration*

January 1, 1978 - December 31, 1995


Year                Hang Seng Index         Strategy Stocks
                      Total Return            Total Return

1978                       23.51%                  28.04%
1979                       78.33                   82.28
1980                       65.83                   41.40
1981                      -11.07                   -3.86
1982                      -47.79                  -38.97
1983                       -0.89                   -7.48
1984                       42.54                   65.32
1985                       51.10                   47.52
1986                       51.16                   60.49
1987                       -6.73                    3.03
1988                       20.60                   34.04
1989                       10.19                    9.41
1990                       11.99                    6.11
1991                       48.25                   48.51
1992                       33.63                   38.94
1993                      121.11                  106.99
1994                      -28.83                  -31.45
1995                       26.95                   16.11

Average**                  20.81%                  22.43%

* As indicated, the Strategy Stocks underperformed the Index in 8 years and there can be no assurance that the Portfolio will outperform the Index. After Portfolio sales charges and expenses, a portfolio would have outperformed the index in 9 of the 18 years.

** Average annual total returns represent the annual rate of price appreciation, plus dividends reinvested at the end of each year.

Defining Your Cost

Low Initial Sales Charge/Reduced Charge for Rollovers

First-time investors pay a 1% maximum sales charge when they buy. In addition, a deferred sales charge of $1.75 per 1,000 units will be deducted from the Portfolio's net asset value each month over the last ten months of the Portfolio's life ($17.50 total). This deferred method of payment keeps more of your money invested over a longer period of time.


                                        Amount per     As a % of Public
Amount Purchased                       1,000 Units      Offering Price

Maximum Initial Sales Charge              $10.00            1.00%
Deferred Sales Charge                     $17.50            1.75%
                                          ======            =====
Your Sales Charge                         $27.50            2.75%

After a year, should you roll the proceeds of your investment into a new portfolio, if available, you will not be subject to an additional 1% initial charge, just the $17.50 deferred fee. If you sell your investment before maturity, the deferred sales charge and, in the secondary market, a charge to reflect the estimated costs of liquidating securities to meet cash redemptions, will be deducted.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

                      Deferred Sales        Total Sales Charge
                        Charge per        As A Percentage Of The
Amount Purchased       1,000 units        Public Offering Price

Less Than $50,000         $17.50                    2.75%

$50,000 to $99,000        $17.50                    2.50%

$100,000 to $249,999      $17.50                    2.00%

$250,000 or more          $17.50                    1.75%

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will reflect the actual amount paid to you (net of the deferred sales charge and the charge for organizational expenses). Accordingly, you should not increase your tax basis in your units by the deferred sales charge and the charge for organizational expenses.

Don't Delay.

Call your financial professional for a free prospectus containing more complete information, including all charges and expenses, and the special considerations associated with the risks of international investing including currency risk. Read it carefully before you invest.

Additional Hong Kong Portfolios containing the then-highest dividend-yielding stocks may be created in the future. Information contained herein is subject to completion or amendment. A registration statement relating to the securities of the next Portfolio in this Select Ten Portfolio--International Series has been filed with the Securities and Exchange Commission. The securities of the Portfolio may not be sold nor may offers to buy be accepted prior to the time that registration becomes effective. This brochure may not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Other Select Series

Select Ten Portfolio (DJIA)
United Kingdom Portfolio (Financial Times Index)
Japan Portfolio (Nikkei Index)
Select Growth Portfolio

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International Bond Funds
Government Securities Income Funds

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Premier American Portfolio
Health Care Trust II
Natural Gas Trust 2
Real Estate Income Fund
S&P 500 Index Trust
S&P MidCap Trust
Tele o Global Trust







[Cover Photo - Statute of Kuan-yin,
Chinese Goddess of Mercy

Her statute, pictured on the front
cover, stands in front of the Repulse
Bay Temple in Hong Kong.]